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                                                                   EXHIBIT 10.30

                                      NOTE

$41,305,592                                                    February 19, 1998
                                                              New York, New York

          For value received, INNKEEPERS FINANCING PARTNERSHIP IV, L.P., INNKEEPERS SCHAUMBURG, L.P., INNKEEPERS WESTCHESTER, L.P., and INNKEEPERS SUMMERFIELD GENERAL II, L.P., each a Virginia limited partnership having an address at 306 Royal Poinciana Way, Palm Beach, Florida 33480 (hereinafter referred to as "Maker"), promise to pay to the order of NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation, at its principal place of business at Two World Financial Center, Building B, New York, New York 10281-1198 (hereinafter referred to as "Payee"), or at such place as the holder hereof may from time to time designate in writing, the principal sum of [FORTY-ONE MILLION THREE HUNDRED AND FIVE THOUSAND FIVE HUNDRED AND NINETY-TWO AND NO/100 DOLLARS ($41,305,592.00)], in lawful money of the United States of America, with interest thereon to be computed on the unpaid principal balance from time to time outstanding at the Applicable Interest Rate (as hereinafter defined), and to be paid in installments as follows:

          A. A prepayment of principal in the amount of $1,305,592 (the "Initial Prepayment"), receipt of which is hereby acknowledged by Payee by acceptance of this Note;

          B. A payment of $156,000 representing interest only on the outstanding principal balance of this Note after the Initial Prepayment from the date of funding through March 10, 1998, receipt of which is hereby acknowledged by Payee by acceptance of this Note;

          C. A payment of interest only on the outstanding principal balance of this Note commencing on the eleventh day of April, 1998 and on the eleventh day of each calendar month thereafter up to and including the eleventh day of March, 2000;

          D. A constant payment of $292,466.54 (such amount hereinafter the "Monthly Debt Service Payment Amount"), on the eleventh day of April, 2000 and on the eleventh day of each calendar month thereafter up to and including the eleventh day of February, 2023; each of such payments, subject to the provisions of paragraph 7 hereof, to be applied (a) to the payment of interest computed at the rate aforesaid; and (b) the balance applied toward the reduction of the principal sum;

and the balance of said principal sum together with all accrued and unpaid interest thereon shall be due and payable on the eleventh day of March, 2023 (the "Maturity Date"). Interest on the principal sum of this Note shall be calculated on the basis of a year of 360 days and actual days elapsed. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever and are payable without relief from valuation and appraisement laws and with all expenses, costs and charges incurred in collection or enforcement hereof, including, without limitation, attorneys' fees and court costs.

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          1. The term "Applicable Interest Rate" as used in this Note shall mean from (a) the date of this Note through but not including the Optional Prepayment Date (hereinafter defined), a rate of seven and two hundredths percent (7.02%) per annum (the "Initial Interest Rate"), and (b) from and after the Optional Prepayment Date through and including the date this Note is paid in full, a fixed rate per annum equal to the greater of (i) the Initial Interest Rate plus 5% and (ii) the Treasury Rate (hereinafter defined) plus 6.50% (the "Revised Interest Rate"). For purposes of this Note, (A) the term "Optional Prepayment Date" shall mean April 11, 2010, and (B) the term "Treasury Rate" sha11 mean, as of the Optional Prepayment Date, the linear interpolation of the bond equivalent yields as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading "U.S. Governmental Securities/Treasury Constant Maturities" for the week ending prior to the Optional Prepayment Date of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the remaining term of this Note as of the Optional Prepayment Date.

          2. This Note is evidence of that certain loan made by Payee to Maker contemporaneously herewith (the "Loan") and is executed pursuant to the terms and conditions of that certain Loan Agreement executed the date hereof between Maker and Payee (the "Loan Agreement"). This Note is secured by, among other things, (a) the Mortgages (as defined in the Loan Agreement), (b) the Assignments of Agreements (as defined in the Loan Agreement), (c) the Assignments of Leases (as defined in the Loan Agreement) and (d) the other Loan Documents (as defined in the Loan Agreement). Reference is made to the Mortgages, Assignments of Agreements, Assignments of Leases and the other Loan Documents for a description of the nature and extent of the security afforded thereby, the rights of the holder hereof in respect of such security, the terms and conditions upon which this Note is secured and the rights and duties of the holder of this Note. The holder of this Note is entitled to the benefits of the Mortgages, Assignments of Agreements, Assignments of Leases and the other Loan Documents and may enforce the agreements contained therein and exercise the remedies provided therein or otherwise in respect thereof, all in accordance with the terms thereof. Except for the provisions and limitations set forth in
Section 9.4 of the Loan Agreement, which provisions are incorporated herein in their entirety, no reference herein to any of the Mortgages, Assignments of Agreements, Assignments of Leases and the other Loan Documents and no other provision of this Note or of the Mortgages, Assignments of Agreements, Assignments of Leases and the other Loan Documents shall alter or impair the obligation of Maker, which is absolute and unconditional, to pay the principal of and interest on this Note at the time and place and at the rates and in the monies and funds described herein. All of the agreements, conditions, covenants, provisions and stipulations contained in the Mortgages, Assignments of Agreements, Assignments of Leases and the other Loan Documents which are to be kept and performed by Maker are by this reference hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth in this Note, and Maker covenants and agrees to keep and perform the same, or cause the same to be kept and performed, in accordance with their terms. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

          3. If any principal (other than at the Maturity Date), interest or any other sums payable under this Note (other than principal that is not part of scheduled debt service) is not paid

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on the date on which it is due (unless sufficient funds are available in the
Deposit Account on the applicable date), Maker shall pay to Payee upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray a portion of the expenses incurred by Payee in handling and processing such delinquent payment and to compensate Payee for the loss of the use of such delinquent payment. If the day when any payment required under this Note is due is not a Business Day (as hereinafter defined), then payment shall be due on the first Business Day thereafter. The term "Business Day" shall mean any day excluding a Saturday or Sunday or any other day on which national banks in New York, New York are not open for business.

          4. The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due under the Loan Documents (all such sums hereinafter collectively referred to as the "Debt"), or any portion thereof, shall without notice become immediately due and payable at the option of Payee if any payment required in this Note is not paid on the date on which it is due or upon the happening of and during the continuance of any Event of Default. In the event that it should become necessary to employ counsel to collect or enforce the Debt or to protect or foreclose the security therefor, Maker also shall pay on demand all costs of collection incurred by Payee, including attorneys' fees and costs incurred for the services of counsel whether or not suit be brought.

          5. Maker does hereby agree that upon the occurrence and during the continuance of an Event of Default (including upon the failure of Maker to pay the Debt in full on the Maturity Date), Payee shall be entitled to receive and Maker shall pay to Payee interest on the entire unpaid principal sum and any other amounts due at a rate per annum (the "Default Rate") equal to the lesser of (i) the maximum rate permitted by applicable law, or (ii) five percent (5%) above the Applicable Interest Rate. Interest at the Default Rate shall be computed from the occurrence of the Event of Default until the actual receipt and collection of the Debt (or that portion thereof that is then due). Interest at the Default Rate shall be added to the Debt and shall be secured by the Mortgage. This paragraph, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Payee by reason of the occurrence of any Event of Default.

          6. Except for the Initial Prepayment, this Note may not be prepaid prior to the date which is 90 days prior to the Optional Prepayment Date (except in connection with a Casualty/Condemnation Prepayment under Section 2.3.2 of the Loan Agreement); provided, however, Maker shall have the right and option to release one or more of the Properties from the lien of the Mortgages in accordance with the provisions set forth in Sections 2.3 and 2.4 of the Loan Agreement (the "Defeasance Option"). If prior to the date which is 90 days prior to the Optional Prepayment Date and following the occurrence and during the continuance of any Event of Default, Maker shall tender payment of an amount sufficient to satisfy the Debt at any time prior to a sale of a Property, either through foreclosure or the exercise of the other remedies available to Payee under the Mortgages, such tender by Maker shall be deemed to be voluntary and Maker shall pay, in addition to the Debt, the Yield Maintenance Premium, if any, that would be required under the Defeasance Option.

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          7. Notwithstanding anything to the contrary contained in this Note, the following subparagraphs shall apply in the event that the Maker does not prepay the entire principal balance of this Note and any other amounts outstanding on the Optional Prepayment Date, and (if applicable) at any time during the continuance of an Event of Default:

          (a) From and after the Optional Prepayment Date, interest shall accrue on the unpaid principal balance from time to time outstanding on this Note at the Revised Interest Rate. Subject to the provisions of this paragraph, Maker shall continue to make payments in monthly installments beginning on the Optional Prepayment Date and on the eleventh day of each calendar month thereafter up to and including the Maturity Date in an amount equal to the Monthly Debt Service Payment Amount. Each Monthly Debt Service Payment Amount paid on and after the Optional Prepayment Date shall be applied first to the payment of interest computed at the Initial Interest Rate with the remainder of the Monthly Debt Service Payment Amount applied to the reduction of the outstanding principal balance of this Note. Interest accrued at the Revised Interest Rate and not paid pursuant to the preceding sentence or otherwise shall be deferred and added to the Debt and shall earn interest at the Revised Interest Rate, compounded monthly, to the extent permitted by applicable law (such accrued interest is hereinafter defined as "Accrued Interest"). All of the Debt, including any Accrued Interest, shall be due and payable on the Maturity Date.

          (b) Commencing on the first Payment Date occurring after the Optional Prepayment Date and continuing on the eleventh day of each calendar month thereafter until the entire Debt has been paid in full, and at any time during the continuance of an Event of Default, any Rents deposited into the Deposit Account during the immediately preceding calendar month shall be applied by Payee as follows in the following order of priority:

     (i)  First, to make required payments to the Tax and Insurance Escrow Fund;

     (ii) Second, payments to the Payee to pay the Monthly Debt Service Payment Amount (plus, if applicable, interest at the Default Rate);

     (iii) Third, to make required payments to the Capital Reserve Fund;

     (iv) Fourth, payments for Approved Operating Expenses for any Property for which there is no Operating Lease;

     (v) Fifth, payments to the Payee to prepay the outstanding principal balance under this Note until paid in full;

     (vi) Sixth, payments to the Payee to be applied against Accrued Interest and interest accrued thereon; and

     (vii) Lastly, payments to Maker of any excess amounts.

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          Notwithstanding anything herein to the contrary, the failure of Maker to make all of the payments required under clauses (i) through (iv) above in full on each scheduled payment date after the Optional Prepayment Date shall constitute a default under this Note. However, the failure of Maker to prepay any outstanding principal or pay any Accrued Interest on a scheduled payment date as a result of insufficient Rents for such payment shall not constitute a Default hereunder. All Accrued Interest shall nonetheless be due and payable on the Maturity Date.

          8. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Payee to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this paragraph shall control every other covenant and agreement in this Note and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Debt, or if Payee's exercise of the option to accelerate the Maturity Date, or if any prepayment by Maker results in Maker having paid any interest in excess of that permitted by applicable law, then it is Payee's express intent that all excess amounts theretofore collected by Payee shall be credited on the principal balance of this Note and all other Debt and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Payee for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

          9. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought Whenever used, the singular number shall include the plural, the plural the singular, and the words "Payee" and "Maker" shall include their respective successors, assigns, heirs, executors and administrators. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

          10. Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, notice of intent to accelerate the maturity hereof and of acceleration. No release of any security for the Debt or any person liable for payment of the Debt, no extension of time for payment of this Note or any installment hereof, and no alteration,

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amendment or waiver of any provision of the Loan Documents made by agreement between payee and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker, and any other person or party who may become liable under the Loan Documents for the payment of all or any part of the Debt.

          11. It is expressly agreed that recourse against Maker for failure to perform and observe its obligations contained in this Note shall be limited as and to the extent provided in Section 9.4 of the Loan Agreement.

          12. The remedies of the holder hereof as provided in this Note or in the Mortgages, Assignments of Agreements, Assignments of Leases or other Loan Documents shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of the holder hereof and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. Nothing herein contained shall be construed as limiting the holder of this Note to the remedies mentioned above.

          13. Maker represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Loan Agreement, the Mortgages and the other Loan Documents and that this Note, the Loan Agreement, the Mortgages and the other Loan Documents constitute valid and binding obligations of Maker.

          14. All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein.

          15. MAKER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MAKER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. PAYEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY MAKER.

          16. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OR CONFLICTS OF
LAWS) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

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          IN WITNESS WHEREOF, Maker has duly executed this Note as of the day and year first above written.

                              MAKER:

                              INNKEEPERS FINANCING PARTNERSHIP IV, L.P., a Virginia limited partnership

                              By: Innkeepers Financial Corporation V, a Virginia
                                  corporation, its sole general partner


                                  By: /s/ Mark A. Murphy
                                      ------------------------------------------
                                      Name: Mark. A. Murphy
                                      Title: Vice President and Secretary


                              INNKEEPERS SCHAUMBURG, L.P., a Virginia limited partnership

                              By: Innkeepers Financial Corporation V, a Virginia
                                  corporation, its sole general partner


                                  By: /s/ Mark A. Murphy
                                      ------------------------------------------
                                      Name: Mark. A. Murphy
                                      Title: Vice President and Secretary


                              INNKEEPERS WESTCHESTER, L.P., a Virginia limited partnership

                              By: Innkeepers Financial Corporation V, a Virginia
                                  corporation, its sole general partner

                                  By: /s/ Mark A. Murphy
                                      -----------------------------------
                                      Name: Mark. A. Murphy
                                      Title: Vice President and Secretary


                              INNKEEPERS SUMMERFIELD GENERAL II, LP.,
                              a Virginia limited partnership

                              By: Innkeepers Financial Corporation V, a Virginia
                                  corporation, its sole general partner


                                  By: /s/ Mark A. Murphy
                                      ------------------------------------------
                                      Name: Mark. A. Murphy
                                      Title: Vice President and Secretary

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